PRESS  RELEASE

CLAREMONT ANNOUNCES SUCCESSFUL CORPORATE AND FINANCIAL CONSOLIDATION OF RECENT COMPANY ACQUISITION AND EXPANSION OF ITS' CORE BUSINESS INITIATIVES.

Vancouver, Canada, December 4th, 2003 (BUSINESS WIRE) - As a result of the Share Exchange Agreement executed on August 22, 2003 by and between Claremont Technologies Corp., of Nevada, USA (OTC-BB: Ticker symbol "CTTG", the "Company") and a duly registered Canadian B.C. Provincial company named Safe Cell Tab, Inc., the terms of which were disclosed in an 8(k) filing with the U.S. Securities and Exchange Commission (SEC) on September 02,2003, the Company today is pleased to announce that it has filed the required follow up Amended 8(k) documentation and reports with the U.S. Securities and Exchange Commission (SEC) further disclosing all material business transactions and related financial statements which were germane to the Company's recent Acquisition of the Safe Cell Tab, Inc., company, including the consolidated financial statements of the Company as a result of its newly formed and wholly owned subsidiary company. All text and related financial information of the Company's most recent 8(k)A may be viewed through the SEC's website at http://www.sec.gov.

Simultaneously with the filing of this 8(k) A, the Company's new five (5) member Board of Directors also unanimously passed and adopted a Board Resolution authorizing and directing its stock Transfer Agent to immediately issue from the Company's Treasury an additional 8,480,000 shares of capital common voting stock and distribute this stock amongst the shareholders of Safe Cell Tab in accordance with the terms and condition of the parties previously executed Share Exchange Agreement. In addition to the 6,000,000 Common voting shares of the Company which were purchased on August 25th via a Private Stock Purchase Agreement by and between several of the Company's Directors, both voting control and board control of the Company now rests amongst the newly formed Board of Directors and the shareholders of the newly acquired Safe Cell Tab business. With this change in control comes some strategic and exciting new shifts in the Company's current business model which specifically include the following three (3) new primary business initiatives which are further described in the company's corporate website www.claremont-technologies.com ;

i.   	Sales, Marketing and Distribution of the Safe Cell Tab product.
ii.	Sales Marketing and Distribution of a uniquely differentiated cellular phone called MOBIUS?. The MOBIUS phone runs on 3xAA batteries, uses a pre-paid calling card and allows for collect calls to be placed even without use of the calling card!
iii.  	Development, Sales, Marketing and Distribution of a new 'mobile'
Wireless-Fidelity ["Wi-Fi"] Distributed Wide Area Network ["DWAN"] system
which amongst other things utilizes the proven 	hardware and software
capabilities of a Wi-Fi system called Brilan.

The Company's Chairman and CEO, Mr. Daniel J Steer is pleased to announce the appointment of Dr. Andrew Willoughby as the Company?s new President and C.O.O., who will be directly responsible for managing and overseeing the day to day operations of the Company as well as assisting Mr. Steer in implementing and building out the Company's aforementioned new business initiatives. The process of developing the necessary operational infrastructure(s) and commercialization plans for the Company's new product offerings has in fact already begun, with the hiring of the following Sr. Managers and Officers, namely; Mr. Donald G. Walker, who has assumed the position of Executive V.P. Sales and Licensing and will manage the sales activities of all three primary business initiatives(3) ; Mr. John Morita, the former President of Claremont has now assumed the role as Chief Financial Offer ["C.F.O."]; Mr. Marlon Shangi assumes the Company's newly created position of Chief Technology Officer ["C.T.O."].
Shangi's initial focus will be on supplementing and refining the Company's original Wi-Fi plans via the commercial deployment of the Company's highly anticipated new 'mobile' Wi-Fi Broadband Distributed Wide Area communications network of products and services. To assist in this task, and to help manage the national launch of the Company's new Mobius cellular phone within the US retail electronics markets, Mr. Vladimir Kostka has also been hired by the Company as its new VP of Wireless Communications & Systems Integration. The Company?s new Sr. Management Team is complemented by the presence of Mr. Tom Newton who as the Company's newly appointed VP of Channel Marketing and E>commerce will assist the 'sales team' in 'packaging' and 'promoting' the Company's exciting new product offerings in a clear, concise manner.

The Company believes that its' new Sr. Management team, is aptly suited for successfully and profitably developing and growing existing as well as new market segments, for its various new products and services.


To further support the various initiatives of the Company's Board of Directors and Sr. Management team the Company is also in the process of finalizing the creation of a new Board of Advisors which shall be comprised of various industry acknowledged experts. The Company anticipates that these Advisory Board members will provide both the Company's Board of Directors and Sr. Management Team with significant additional real world expertise and insight - especially in the areas of distribution/logistics and channel marketing. The Company anticipates being able to formally announce these various Advisory Board appointment within the week.

About Claremont Technologies, Corp., ("Claremont"): With Head Offices in Nevada, and sales and marketing offices in both Larkspur CA, and Vancouver, Canada, Claremont is a publicly trading, reporting issuer [NASD OTC:BB Ticker Symbol "CTTG"] whose original business focus was in the wireless communications industry. With the recent corporate acquisition of the Safe Cell Tab company, Claremont has acquired a series of new product offerings and related business initiatives some of which it is currently trying to finance and bring to market. In addition to the product offerings of Safe Cell Tab Inc., Claremont has recently acquired some very exciting additional value added products such as the Mobius cellular phone. Currently, Claremont is marketing and promoting the Mobius phone through its e>commerce site and a select group of US retail channel markets. One of Claremont's primary goals is to try and successfully [and profitably] grow its various product offerings for the ultimate benefit of all its shareholders, while simultaneously evaluating and attempting to secure additional new products which may be highly complimentary to its existing offerings.

Legal Notice Regarding Forward-Looking Statements
This press release contains "forward-looking statements", including forward-looking statements as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. It is important to note that the actual outcomes may differ materially from those contained in the forward-looking statements contained in this press release. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties such as unforeseen liabilities, market volatility or other unforeseen facts and circumstances which may make the parties unable to satisfy the conditions which would allow the Company to successfully implement its business model. Although Claremont believes that the plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Readers should refer to the risk disclosures outlined in Claremont's annual report of Form 10-KSB for the 2002 fiscal year and the Company's other periodic reports filed from time-to-time with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Company does not assume any obligation to update them or the reasons why actual results could differ materially from those projected.

	Contact: Dr. Andrew JM Willoughby, President & C.O.O.
	Claremont Technologies, Corp.
	Bus Ph: 604.647.3447 or Toll Free: 1.866.590.8292
	E-mail: info@claremont-technologies.com
	Website: www.claremont-technologies.com